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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                         -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  March 10, 1998
                                                  (February 24, 1998)
                                                  -----------------------

                            SFX ENTERTAINMENT, INC.
               (Exact name of registrant as specified in charter)


            Delaware                      333-43287                     13-3977880
(State or Other Jurisdiction of     (Commission File No.)    (IRS Employer Identification No.)
         Incorporation)


            650 Madison Avenue, 16th Floor, New York, New York 10022
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (212) 838-3100

                                      N/A
         (Former name or former address, if changed since last report)



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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

Acquisition of BG Presents

         On February 24, 1998, SFX Entertainment, Inc. (the "Company"), a subsidiary of SFX Broadcasting, Inc. ("Broadcasting"), through the Company's wholly-owned subsidiary, BGP Acquisition, LLC, acquired all of the outstanding capital stock of BG Presents, Inc. ("BGP"), a promoter and producer of, and owner-operator of venues for, live entertainment in the United States, for a total consideration of approximately $80.3 million, comprised of $60.8 million in cash, $12.0 million in repayment of debt, which amount was at least equal to BGP's working capital, and options to purchase 562,640 shares of Class A Common Stock of the Company valued at approximately $7.5 million (the "BGP Acquisition"). The options shall become exercisable for no additional consideration upon consummation of the previously announced spin-off to the stockholders of Broadcasting of the stock of the Company (the "Spin-Off"). If the Spin-Off shall not have occurred by June 30, 1998, the option holders may elect to sell the options to the Company for $7.5 million plus interest from the closing date.

Acquisition of PACE Entertainment Corporation

         On February 25, 1998, the Company acquired all of the outstanding capital stock of PACE Entertainment Corporation ("PACE"), one of the largest diversified producers and promoters of live entertainment in the United States (the "PACE Acquisition"). In connection with the PACE Acquisition, the Company acquired 100% of Pavilion Partners, a partnership that owns interests in 10 venues ("Pavilion"), one-third through the acquisition of PACE and two-thirds through separate agreements between PACE and Viacom Inc. and certain of its affiliates ("Blockbuster") and between PACE and YM Corp. ("Sony") (the acquisition of such two-thirds interest, the "Pavilion Acquisition"). The total consideration for the PACE Acquisition was approximately $150.1 million, comprised of $109.5 million in cash, the repayment of approximately $20.6 million of debt and the issuance of 1.5 million shares of the Company's Class A Common Stock valued at approximately $20 million. Such shares shall be issued upon consummation of the Spin-Off. The total consideration for the Pavilion Acquisition was approximately $90.6 million, comprised of $41.4 million in cash, the repayment of approximately $43.1 million of debt and the assumption of approximately $6.1 million of debt related to a capital lease. In the event that the Spin-Off has not been consummated on or before July 1, 1998 and each third month thereafter, each selling stockholder in the PACE Acquisition will have the option to require the Company to pay $13.33 per share in cash in lieu of each share of the Company's Class A Common Stock (the "PACE Option"). Broadcasting has guaranteed the full and timely performance of all of the Company's obligations under the agreement relating to the PACE Acquisition until the shares of Class A Common Stock have been delivered or the PACE Option shall have been exercised by each selling stockholder in the PACE Acquisition.

         The PACE Acquisition Agreement provides that each PACE seller will have an option, exercisable for 90 days after the fifth anniversary of the consummation of the PACE Acquisition, to require the Company to repurchase up to one-third of the Class A Common Stock of the Company received by that seller (representing 500,000 shares in the aggregate) for $33.00 in cash per share. With certain limited exceptions, these option rights are not assignable by the sellers.



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Acquisition of The Contemporary Group

         On February 27, 1998, the Company acquired The Contemporary Group ("Contemporary"), a fully-integrated live entertainment and special event promoter and producer, venue operator and consumer marketer (the "Contemporary Acquisition"). The Contemporary Acquisition involved the merger of Contemporary International Productions Corporation with and into the Company, the acquisition by a wholly-owned subsidiary of the Company of substantially all of the assets, excluding certain cash and receivables, of the remaining members of Contemporary and the acquisition of the 50% interest in the Riverport Amphitheatre Joint Venture not owned by Contemporary. The total consideration of the Contemporary Acquisition was approximately $101.4 million, comprised of $72.8 million in cash, a payment for working capital of approximately $9.9 million and shares of the Company's Series A redeemable convertible preferred stock (the "Series A Preferred Stock") valued at approximately $18.7 million which, upon consummation of the Spin-Off, will automatically convert into 1,402,850.7 shares of the Company's Class A Common Stock. If the Spin-Off is not consummated by July 1, 1998, then the shares of Series A Preferred Stock will be redeemed by the Company for the greater of their fair market value (as determined in good faith by the Board of Directors of the Company) or $18.7 million. Broadcasting has guaranteed the repayment of the redemption price, which guarantee will terminate upon consummation of the Spin-Off.

         In the Contemporary Acquisition Agreement, the Company agreed to make payments to any Contemporary sellers who own shares of Class A Common Stock of the Company on the second anniversary of the consummation of the Contemporary Acquisition. These payments will be due only if the average trading price of the Class A Common Stock during the 20-day period ending on the anniversary date is less than $13.33.

Acquisition of The Network Magazine Group and SJS Entertainment

         On February 27, 1998, the Company and its wholly-owned subsidiary, SFX Network Group, LLC, (i) acquired all of the outstanding capital stock of The Album Network, Inc. and SJS Entertainment Corporation ("SJS"), (ii) acquired substantially all of the assets and properties, and assumed certain labilities and obligations, of The Network 40, Inc. and (iii) acquired an office building and related property (the "Real Property") used in the business of The Album Network, Inc. and The Network 40, Inc. (the "Network Acquisition"). The Album Network, Inc. and The Network 40, Inc. are publishers of trade magazines for the radio broadcasting industry and SJS is an independent creator, producer and distributor of music-related programming, services and research. The total purchase price in the Network Acquisition was approximately $66.8 million, comprised of $52.0 million in cash, a payment of approximately $1.8 million for working capital in excess of $500,000, reimbursed sellers' costs of approximately $500,000, the purchase of the Real Property for approximately $2.5 million and the issuance of approximately 750,188 shares of the Company's Class A Common Stock valued at approximately $10 million. Such shares shall be issued upon the consummation of the Spin-Off. If the Spin-Off does not occur prior to June 30, 1998, at the option of the persons and entities receiving shares of Class A Common Stock in the Network Acquisition, the Company may be required to pay $10 million (plus interest at a rate of 10% per annum from the date of closing) in lieu of issuing shares of the Company's Class A Common Stock. The $2.5 million purchase price for the Real Property was comprised of cash of $700,000 and the assumption of debt of $1.8 million.


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         Pursuant to the agreement relating to the Network Acquisition, the
Company has agreed to increase the purchase price in the Network Acquisition (not including the purchase price for the Real Property) based on actual 1998 EBITDA (as defined in the agreement relating to the Network Acquisition) of the companies and assets other than the Real Property acquired in the Network Acquisition as follows: (a) by $4.0 million if the 1998 EBITDA equals $9.0 million, (b) by an additional $4 for each $1 of additional 1998 EBITDA between $9.0 million and $10.0 million, and (c) by an additional $6 for each $1 of additional 1998 EBITDA between $10.0 million and $11.0 million. This contingent consideration of up to $14.0 million is payable in stock or, in certain circumstances, in cash no later than March 20, 1999.

Acquisition of Concert/Southern Promotions

         On March 4, 1998, the Company, through its indirect wholly-owned subsidiary, Atlanta Concerts, Inc., acquired Concert/Southern Promotions, a promoter of live music entertainment in the Atlanta metropolitan area, for a total consideration of $16.9 million, including $300,000 for a working capital adjustment (the "Concert/Southern Acquisition"; the BGP Acquisition, the PACE Acquisition, the Pavilion Acquisition, the Contemporary Acquisition, the Network Acquisition and the Concert/Southern Acquisition are collectively referred to as the "Acquisitions").

         The purchase price in each of the Acquisitions was determined by arms-length negotiations between the Company and the other parties thereto. The purchase price of the Acquisitions was financed from the proceeds of an offering exempt from the registration requirements of the Securities Act of 1933, as amended, of $350 million in aggregate principal amount of the Company's 9 1/8% Senior Subordinated Notes due 2008, which was consummated on February 11, 1998 (the "Offering") and borrowings under the Credit Agreement (as such term is defined below).

         The foregoing descriptions do not purport to be complete descriptions of the terms of the acquisition agreements relating to the Acquisitions and are qualified by reference to such acquisition agreements, copies of which are attached hereto as exhibits and incorporated herein by reference. Pursuant to such acquisition agreements, the Company (i) under certain circumstances may be required to repurchase shares of its Class A Common Stock or make additional payments in connection therewith and, in the event that the Spin-Off does not occur, the Company would have to pay approximately $56.2 million in lieu of the Company's Class A Common Stock, (ii) has granted certain rights of first refusal, certain of which are exercisable at 95% of the proposed purchase price, and (iii) in connection with the PACE Acquisition, has granted Brian Becker, who has been appointed to the Company's Board of Directors, the option to acquire, after the second anniversary of the consummation of the PACE Acquisition, the Company's then existing motor sports line of business (or, if that business has previously been sold, the Company's then existing theatrical line of business) at its then fair market value.

         The approximately 4.2 million shares of the Company's Class A Common Stock expected to be issued in connection with the Acquisitions have been valued by the applicable parties at $13.33 per share for purposes of calculating the consideration to be paid in the Acquisitions. Such valuation is based upon certain financial projections developed jointly by the Company and the relevant sellers and there can be no assurance that the assumptions upon which the valuation is based will, in fact, be correct or that the valuation will approximate the actual trading price. To the knowledge of management of the Company, at the time that the acquisition agreements relating to the Acquisitions were executed there was no trading market in the shares of Class A Common Stock of the Company. Recently, certain broker/dealers have begun trading derivative securities representing the right to acquire shares of the Class A Common Stock on a when-issued basis.

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The prices at which the derivative securities have been trading are not necessarily representative of how the market will value the shares of Class A Common Stock of the Company subsequent to the Spin-Off. On March 9, 1998, the last sale price on the OTC Bulletin Board of the right to acquire a share of Class A Common Stock was $19.75.

ITEM 5.        OTHER EVENTS.

Execution of Credit Agreement

         On February 26, 1998, the Company, its subsidiaries and the lenders that are parties thereto executed a Credit and Guarantee Agreement (the "Credit Agreement") which established a $300.0 million senior secured credit facility comprised of (i) a $150.0 million eight-year term loan (the "Term Loan") and
(ii) a $150.0 million seven-year reducing revolving credit facility. Borrowings under the Credit Agreement are secured by substantially all of the assets of the Company, including a pledge of the outstanding stock of substantially all of its subsidiaries and guaranteed by substantial all of the Company's subsidiaries. On February 27, 1998 the Company borrowed the Term Loan.

         The foregoing description of the terms of the Credit Agreement does not purport to be complete and is qualified by reference to the Credit Agreement, a copy of which is attached hereto as an exhibit and incorporated herein by reference.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

         (a)   Financial Statements of Businesses Acquired

         The required financial statements will be filed no later than 60 days after the date this Form 8-K was required to be filed.

         (b)   Pro Forma Financial Information

         The required pro forma financial information will be filed no later than 60 days after the date this Form 8-K was required to be filed.

         (c)   Exhibits

               2.1 Stock Purchase Agreement, dated as of December 11, 1997, among each of the shareholders of BG Presents, Inc. and BGP Acquisition, LLC (incorporated by reference to Exhibit
                     10.19 to the Registration Statement on Form S-1 (Registration No. 333-43287) of SFX Entertainment, Inc. filed with the Securities and Exchange Commission on December 24, 1997).

               2.2 Stock Purchase Agreement, dated as of December 12, 1997, by and among PACE Entertainment Corporation, the holders of the Common Stock of PACE Entertainment Corporation listed on Exhibit 1 to the Stock Purchase Agreement and SFX Entertainment, Inc. (incorporated by reference to
                     Exhibit 10.23 to the Registration Statement on Form S-1


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                     (Registration No. 333-43287) of SFX Entertainment, Inc.
                     filed with the Securities and Exchange Commission on December 24, 1997).

               2.3 Agreement and Plan of Merger and Asset Purchase Agreement, dated as of December 10, 1997, by and among SFX Entertainment, Inc., Contemporary Investments Corporation, Contemporary Investments of Kansas, Inc., Continental Entertainment Associates, Inc., Capital Tickets, LP, Dialtix, Inc., Contemporary International Productions Corporation, Steven F. Schankman Living Trust, dated 10/22/82, Irving P. Zuckerman Living Trust, dated 11/24/81, Steven F. Schankman and Irving P. Zuckerman (incorporated by reference to Exhibit 10.17 to the Registration Statement on Form S-1 (Registration No. 333-43287) of SFX Entertainment, Inc. filed with the Securities and Exchange Commission on December 24, 1997).

               2.4 Stock and Asset Purchase Agreement, dated as of December 2, 1997, by and among SFX Network Group, L.L.C., SFX Entertainment, Inc., and Elias N. Bird, individually and as Trustee under the Bird Family Trust u/d/o 11/18/92, Gary F. Bird, individually and as Trustee under the Gary
                     F. Bird Corporation Trust u/d/o 2/4/94, Stephen R. Smith, individually and as Trustee under the Smith Family Trust u/d/o 7/17/89, June E. Brody, Steven A. Saslow and The Network 40, Inc. (incorporated by reference to Exhibit
                     10.21 to the Registration Statement on Form S-1 (Registration No. 333-43287) of SFX Entertainment, Inc. filed with the Securities and Exchange Commission on December 24, 1997).

               2.5 Purchase and Sale Agreement, dated as of December 15, 1997, by and among Alex Cooley, S. Stephen Selig, III, Peter Conlon, Southern Promotions, Inc., High Cotton, Inc., Cooley and Conlon Management, Inc., Buckhead Promotions, Inc., Northern Exposure, Inc., Pure Cotton, Inc., Interfest, Inc., Concert/Southern Chastain Promotions Joint Venture, Roxy Ventures Joint Venture and SFX Concerts, Inc. (incorporated by reference to Exhibit
                     10.22 to the Registration Statement on Form S-1 (Registration No. 333-43287) of SFX Entertainment, Inc. filed with the Securities and Exchange Commission on December 24, 1997)

               2.6 Purchase Agreement, dated as of December 19, 1997, by and among SM/PACE, Inc., PACE Entertainment Corporation, Charlotte Amphitheater Corporation, The Westside Amphitheater Corporation and Viacom Inc. (incorporated by reference to Exhibit 10.28 to the Registration Statement on Form S-1 (Reg. No. 333-43287) of SFX Entertainment, Inc. filed with the Securities and Exchange Commission on January 22, 1998).

               2.7 Letter Purchase Agreement, dated as of December 22, 1997, by and among SM/PACE, Inc., YM Corp. and PACE Entertainment Corporation (incorporated by reference to Exhibit 10.29 to the Registration Statement on Form S-1 (Reg. No. 333-43287) of SFX Entertainment, Inc. filed with the Securities and Exchange Commission on January 22,
                     1998).

               3.1 Certificate of Amendment to the Certificate of Incorporation of SFX Entertainment, Inc.,


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                     as filed with the Secretary of State of the State of
                     Delaware on February 25, 1998.

               3.2 Certificate of Designation relating to the Series A Preferred Stock of SFX Entertainment, Inc., as filed with the Secretary of State of the State of Delaware on February 27, 1998.

               4.1 Indenture, dated February 11, 1998, by and among SFX Entertainment, Inc., certain of its subsidiaries and The Chase Manhattan Bank (incorporated by reference to Exhibit
                     10.2 to the Form 8-K of SFX Broadcasting, Inc. (Commission File No. 0-22486) filed with the Securities and Exchange Commission on February 18, 1998).

               10.1 Registration Rights Agreement, dated as of February 11, 1998, relating to the 9 1/8% Senior Subordinated Notes due 2998 of SFX Entertainment, Inc., by and among SFX Entertainment, Inc., the subsidiaries of SFX Entertainment named therein, Lehman Brothers Inc., Goldman, Sachs & Co., BNY Capital Markets, Inc. and ING Barings (incorporated by reference to Exhibit 10.3 to the Form 8-K of SFX Broadcasting, Inc. (Commission File No. 0-22486) filed with the Securities and Exchange Commission on February 18, 1998).

               10.2 Credit and Guarantee Agreement, dated as of February 26, 1998, by and among SFX Entertainment, the Subsidiary Guarantors party thereto, the Lenders party thereto, Goldman Sachs Credit Partners, L.P., as co-documentation agent, Lehman Commercial Paper Inc., as co-documentation agent, and The Bank of New York, as administrative agent.

               10.4 Purchase Agreement, dated February 5, 1998, relating to the 9 1/8% Senior Subordinated Notes due 2008 of SFX Entertainment, Inc., by and among SFX Entertainment, Inc., Lehman Brothers Inc., Goldman, Sachs & Co., BNY Capital Markets, Inc. and ING Barings.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                        SFX ENTERTAINMENT, INC.



                                        By: /s/ Howard J. Tytel
                                            -----------------------------------
                                                 Name:    Howard J. Tytel
                                                 Title:   Executive President


Date: March 10, 1998
























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